UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: March 20, 2007

Date of earliest event reported: March 20, 2007

THE PEP BOYS — MANNY, MOE & JACK

(Exact Name of Registrant Specified in Charter)

Pennsylvania	1-3381	23-0962915
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

3111 W. Allegheny Ave.
Philadelphia, PA		19132
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone, including area code:  215-430-9000

(not applicable)

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On March 20, 2007, The Pep Boys — Manny, Moe & Jack issued a press release regarding its Shareholder Rights Plan.  The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1      Press release dated March 20, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEP BOYS — MANNY, MOE & JACK

By:	/s/ Harry F. Yanowitz
Name: Harry F. Yanowitz
Title: SVP — Chief Financial Officer

Date: March 20, 2007